                                                                    EXHIBIT 10.G



                                 GENERAL RELEASE



STATE OF NEW YORK
SUPREME COURT                               COUNTY OF ALBANY
--------------------------------------------------------------------------------

BARTON ANKENMAN and BRENDA ANKEMAN,

              Plaintiffs,                           STIPULATION
                                                    DISCONTINUING
               -against-                            ACTION
                                                    -------------

                                                    Index No. 1422-96
WEB PRESS CORPORATION                               RJI No. 0197 050116
                                                    (Hon. Stephen A. Ferrandino)
               Defendant.

--------------------------------------------------------------------------------
WEB PRESS CORPORATION,

       Third-Party Plaintiff,

               -against-

CLEVENSON CORPORATION, d/b/a WORLD PRINTING and WORLD PRINTING,

       Third-Party Defendants.

--------------------------------------------------------------------------------

        IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all parties to the above entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above entitled action be, and the same is hereby discontinued, with prejudice and on the merits, without costs to either party as against the other.

        This stipulation may be filed without further notice with the Clerk of the Court.

Dated: March 18, 2000



/s/ JEFFREY K. ANDERSON                      /s/ BARTON ANKEMAN
-----------------------                      ------------------
E.STEWART JONES, PLLC                        Barton Ankeman, Plaintiff
By: Jeffrey K. Anderson
Attorney for Plaintiffs
28 Second Street                             /s/ BRENDA ANKENMAN
Troy, New York 12181                         -------------------
                                             Brenda Ankenman, Plaintiff
/s/ KEVIN P. BURKE
------------------
PHELAN BURKE & SCOLAMIERO, LLP
Attorneys for Defendant/Third-Party Plaintill
52 Corporate Circle, Suite 215, P.O. Box 15085
Albany, New York 12212-5085


------------------------------------
ROWLEY FORREST O'DONELL & BEAUMONT
Attorneys for Third-Party Defendant
20 Corporate Woods Boulevard
Albany, New York 1221

                                 GENERAL RELEASE

              TO ALL WHOM THESE PRESENTS SHALL COME, OR MAY CONCERN



GREETINGS: KNOW YE, BARTON ANKENMAN, AND BRENDA ANKENMAN, whose mailing address is 4896 Potter Hollow Mountain Road, Preston Hollow, New York 12469 for and in consideration of the sum of ONE MILLION FIVE HUNDRED THOUSAND EIGHTY-EIGHT AND 00/100 ($1,500,088.00) DOLLARS, lawful money of the United States of America to us in hand paid by WEB PRESS CORPORATION AND CLEVENSON CORPORATION, D/B/A/ WORLD PRINTING AND WORLD PRINTING, the receipt whereof is hereby acknowledged, have remised and forever discharged, and by these presents we do for our heirs, executors, and administrators, remise, release, and forever discharge the said WEB PRESS CORPORATION AND CLEVENSON CORPORATION, D/B/A WORLD PRINTING AND WORLD PRINTING, their heirs, executors and administrators, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity against the said WEB PRESS CORPORATION AND CLEVENSON CORPORATION, D/B/A WORLD PRINTING AND WORLD PRINTING, we ever had, now have or which our heirs, executors or administrators, hereafter can, shall, or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents, and more particularly, but not exclusively, with respect to any and all claims and causes of action arising from accident that occurred on March 24, 1993, involving Barton Ankenman.

        The Worker's Compensation carrier, The State Insurance Fund, agrees to accept the sum of EIGHTY-SIX THOUSAND and 00/1000 dollars ($86,000.00) in full satisfactions of its Workers' Compensation lien for all medical and indemnity payments made to and/or on behalf of Barton Ankenman arising from said accident, which said amount is deemed to have been already paid to The State Insurance Fund; however, said company reserves any and all rights it has to take credit to the extent of plaintiff's net settlement proceeds from the third-party recovery, in determining deficiency compensation and medical benefits under Worker's Compensation Law Section 29(3)(4). Said carrier specifically reserves its rights as to an offset against future benefits.

        It is further understood that no claims shall be made by the plaintiff, now, or at any time in the future, or by his attorney, against the Workers' Compensation carrier, The State Insurance Fund, for any contribution toward the expense of recovery, including attorneys' fees or expenses, in obtaining the settlement, pursuant to Workers' Compensation Law Section 29(1) and Kelly v. State Insurance Fund, 60 NY2d 131. The said carrier specifically reserves and does not waive its right to take a credit for the full amount of the net settlement proceeds received by the plaintiff from this third-party recovery.

        The aforesaid sum of ONE MILLION FIVE HUNDRED THOUSAND EIGHTY-EIGHT AND 00/100 DOLLARS ($1,500,088.00) shall be paid as follows:

        1. the sum of One Million and 00/100 Dollars ($1,000,000.00) in cash, to be paid by draft payable to "Barton Ankenman, Brenda Ankenman and E. Stewart Jones, PLLC, their attorney" to be delivered to the office of plaintiff's attorney, E. Stewart Jones, PLLC, 28 Second Street, Troy, New York 12181 on or before 10 business days from the date of receipt by defendants' attorney, Phelan, Burke and Scolamerio of this Release, duly executed, together with an original Stipulation Discontinuing Action;

        2. the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00), in cash, to be paid by or on behalf of Web Press Corporation by way of draft payable to "Barton Ankenman, Brenda Ankenman and E. Stewart Jones, PLLC, their attorney" to be delivered to the office of plaintiffs' attorney, E. Stewart Jones, PLLC, 28 Second Street, Troy, New York 12181 on or before 40 days from the date of receipt by defendants' attorney, Phelan, Burke and Scolamerio of the Release, duly executed, together with an original Stipulation Discontinuing Action;


        3. the sum of One Hundred Sixty Thousand and 00/100 Dollars ($160,000.00), together with 9% interest pursuant to a 10 year Promissory Note from the defendant Web Press Corporation to Barton Ankenman and Brenda Ankenman, whereby payments shall be made in the sum of $2,026.81 per month commencing on May 1, 2000 and continuing thereafter for a period of 10 years, with payments totaling $243,217.20, said payments payable to "Barton Ankenman and Brenda Ankenman" and mailed to 4896 Potter Hollow Mountain Road, Preston Hollow, New York 12469 (or to such other address designated in writing to Web Press Corporation, 22023 68th Avenue South, Kent, Washington 98032-1931) said Promissory Note being incorporated herein by reference and being secured by a Confession of Judgment by Web Press Corporation whereby upon default of any payment due pursuant to said Note all payments remaining due, together with interest, shall become immediately payable and subject to execution in the State of Washington pursuant to said Confession of Judgment;

        4. the sum of Two Hundred Forty Thousand Eighty-Eight and 00/100 Dollars ($240,088.00) to be paid by The State Insurance Fund, to be delivered to the office of plaintiffs' attorney, E. Stewart Jones, PLLC, 28 Second Street, Troy, New York 12181 on or before 40 days from the date of receipt by third-party defendants' attorney, Rowley, Forrest, O'Donell & Beaumont, P.C. of this Release, duly executed, together with an original Stipulation discontinuing the primary action and third-party action and all cross-claims on the merits and with prejudice, copy of duly executed Promissory Note and Confession of Judgment;


        5. The State Insurance Fund agrees to accept the sum of Eighty-Six Thousand and 00/100 Dollars ($86,000.00) in full satisfaction of its worker's compensation lien for all medical and indemnity payments made to or on behalf of Barton Ankenman, as more fully described hereinabove, which said sum is to be retained by The State Insurance Fund, in satisfaction of said lien;

        6. It is understood and greed that the Release tendered herein to Web Press Corporation and Clevenson Corporation is final and binding on the undersigned and in the event of non-payment of any installment due under the Promissory Note referred to in paragraph 3 above, the undersigned's sole remedy shall be against Web Press Corporation pursuant to the terms of the

              Promissory Note and Confession of Judgment executed and made a part of this Agreement; and

        7.    No portion of the settlement is for loss of services.

        IN WITNESS WHEREOF, WE HAVE HEREUNTO SET MY HAND AND SEALS THE 18TH DAY OF March, 2000.



                                        /s/ BARTON ANKENMAN
                                        --------------------------
                                        Barton Ankenman

                                        /s/ BRENDA ANKENMAN
                                        --------------------------
                                        Brenda Ankenman

STATE OF NEW YORK     )
COUNTY OF RENSSILAER  )  ss.:

        On this 18th day of March, 2000, before me, the subscribers, personally appeared Barton Ankenman and Brenda Ankenman, to me personally known and known to me to be the same persons described in and who executed the within Instrument, and duly acknowledged to me that they executed the same.



                                        /s/ KELLY S. GONNELLY
                                        ---------------------
                                            Notary Public

                                                   (Stamp of Kelly S. Gonnelly,
                                                   Notary Public, State of New
                                                   York, Qualified in Saratoga
                                                   County No. 4882679
                                                   My Comm. Expires 3/14/02)


                                        /s/ JEFFREY K. ANDERSON
                                        -----------------------
                                        E. STEWART JONES, PLLC
                                        By: Jeffrey K. Anderson, Esq.
                                        Attorney for Plaintiffs.